Exhibit 10
                                                                      ----------


                                     FORM OF
                               INDEMNITY AGREEMENT


      THIS INDEMNITY AGREEMENT (the "Agreement") is made as of the 21st day of June, 1996, between STACEY'S BUFFET, INC., a Florida corporation (the "Corporation"), and ____________________, the _____________ of the Corporation
(the "Executive").

      WHEREAS, the Executive has been appointed to serve as __________of the Corporation and the Corporation wishes the Executive to provide services to the Corporation in such capacity; and

      WHEREAS, the Executive has indicated that he does not regard the indemnities available under the Corporation's bylaws and available insurance, if any, as adequate to protect him against the risks associated with his contemplated service to the Corporation. The Executive may not be willing to provide services to the Corporation in the absence of the benefits accorded to the Executive under this Agreement.

      NOW, THEREFORE, in consideration of the foregoing and in order to induce the Executive to serve as Executive of the Corporation and in consideration for such services, the Corporation hereby agrees to indemnify the Executive as follows:

      1. The Corporation will pay on behalf of the Executive, and his executors, administrators or assigns, any amount which he is or becomes legally obligated to pay because of any claim or claims made against him because of any act or omission or neglect or breach of duty, other than any such amount specifically related to a breach of his duty of loyalty to the Corporation, including any actual or alleged error or misstatement or misleading statement, which he commits or suffers while acting in his capacity as _____________ of the Corporation. The payments which the Corporation will be obligated to make hereunder shall include, without limitation, damages, judgments, settlements and costs, costs of investigation (excluding salaries of officers or employees of the Corporation) and costs of defense of legal actions, claims or proceedings and appeals therefrom, and costs of attachment or similar bonds; provided, however, that the Corporation shall not be obligated to pay fines or other obligations or fees imposed by law or otherwise make any payments hereunder which the Corporation is prohibited by applicable law from paying as indemnity or for any other reason.

      2. If a claim under this Agreement is not paid by the Corporation, or on its behalf, within thirty (30) days after a written claim has been received by the Corporation, the claimant may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim and, if successful in whole or in part, the claimant shall be entitled to be paid also the expense of prosecuting such claim.

      3. In the event of payment under this Agreement, the Corporation shall be subrogated to the extent of such payment to all of the rights of recovery of the Executive, who shall execute any and all papers required and shall do everything that may be necessary to secure such rights, including the execution of such documents necessary to enable the Corporation effectively to bring suit to enforce such rights.

      4. The Corporation shall not be liable under this Agreement to make any payment in connection with any claim made against the Executive:

            (a) for which payment is actually made to the Executive under a valid and collectible insurance policy, except in respect to any excess beyond the amount of payment under such insurance;

            (b) for which payment is actually made to the Executive by reason of the Executive having given notice of any circumstance which might give rise to a claim under any policy of insurance, the terms of which have expired prior to the effective date of this Agreement;

            (c) for which payment is actually made to the Executive in connection with indemnification of the Executive by the Corporation otherwise than pursuant to this Agreement;

            (d) based upon or attributable to the Executive gaining in fact any personal profit or advantage to which he was not legally entitled;

            (e) for an accounting of profits made for the purchase or sale by the Executive of securities of the Corporation within the meaning of Section 16(b) of the Securities Exchange Act of 1934 and amendments thereto or similar provisions of any state statutory law or common law; or

            (f) brought about or contributed to by the dishonesty of the Executive seeking payment hereunder; however, notwithstanding the foregoing, the Executive shall be protected under this Agreement as to any claims upon which suit may be brought against him by reason of any alleged dishonesty on his part, unless a judgment or other final adjudication thereof adverse to the Executive shall establish that he committed (i) acts of active and deliberate dishonesty, or (ii) acts with actual dishonest purpose and intent, which acts were material to the cause of action so adjudicated.

      5. No costs, charges or expenses for which indemnity shall be sought hereunder shall be incurred without the Corporation's consent, which consent shall not be unreasonably withheld.

      6. The Executive, as a condition precedent to his right to be indemnified under this Agreement, shall give to the Corporation notice in writing as soon as practicable of any claim made against him for which indemnity will or could be sought under this Agreement. Notice to the Corporation shall be directed to Stacey's Buffet, Inc., 801 West Bay Drive, Suite 704, Largo, Florida 34640,
Attention: Maureen A. Jack, Secretary (or such other address as the Corporation shall designate in writing to the Executive); all notices and communications provided for herein shall be in writing and shall be sent by: (i) certified mail, return receipt requested, postage prepaid, or (ii) Federal Express or similar overnight courier service which provides a receipt reflecting delivery. In addition, the Executive shall give the Corporation such information and cooperation as it may reasonably require and as shall be within the Executive's power.

      7. Costs and expenses (including attorneys' fees) incurred by the Executive in defending or investigating any action, suit, proceeding or investigation shall be paid by the Corporation in advance of the final disposition of such matter, provided that the Executive shall undertake in writing to repay any such advances in the event that it is ultimately determined that the Executive is not entitled to indemnification under the terms of this Agreement. Notwithstanding the foregoing or any other provision of this Agreement, no advance shall be made by the Corporation if a determination is reasonably and promptly made by the board of directors by a majority vote of a quorum of disinterested directors, or (if such a quorum is not obtainable or, even if obtainable, a quorum of disinterested directors so directs) by independent legal counsel, that, based upon the facts known to the board or counsel at the time such determination is made, (a) the Executive acted in bad faith or deliberately breached his duty to the Corporation or its stockholders, and (b) as a result of such actions by the Executive, it is more likely than not that it will ultimately be determined that the Executive is not entitled to indemnification under the terms of this Agreement.

      8. Nothing herein shall be deemed to diminish or otherwise restrict the Executive's right to indemnification under any provision of the Articles of Incorporation or bylaws of the Corporation or under Florida law.

      9. This Agreement shall be governed by and construed in accordance with laws of the State of Florida without giving effect to the conflicts of laws or choice of laws principles thereof.

      10. This Agreement shall be binding upon all successors and assigns of the Corporation (including any transferee of all or substantially all of its assets and any successor by merger or operation of law) and shall inure to the benefit of the heirs, personal representatives and estate of the Executive.

      11. The indemnification provided under this Agreement shall cover the Executive's service as an Executive of the Corporation whether before or after the date of this Agreement.



         IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and signed as of the date first set forth above.


WITNESSES:                              STACEY'S BUFFET, INC.


----------------------------------      By: ------------------------------------

Name: ----------------------------      Name: ----------------------------------
          (Typed or Printed)
                                        Title: ---------------------------------



                                        EXECUTIVE:


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                                        [NAME]
Name: ----------------------------
          (Typed or Printed)